                    AMENDED AND RESTATED MULTIPLE CLASS PLAN
                                       of
            American Century California Tax-Free and Municipal Funds
                    American Century Government Income Trust
                    American Century International Bond Funds
                        American Century Investment Trust
                        American Century Municipal Trust
                    American Century Target Maturities Trust
                   American Century Quantitative Equity Funds
                    American Century Capital Portfolios, Inc.
                       American Century Mutual Funds, Inc.
               American Century Strategic Asset Allocations, Inc.
                    American Century World Mutual Funds, Inc.

         WHEREAS, each of the above-named corporations (the "Issuers") is an open-end management investment company registered under the Investment Company
Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the common stock of the Issuers are currently divided into a number of separate series of shares; and

         WHEREAS, the Issuers have offered multiple classes of certain of such series of shares pursuant to Rule 18f-3 under the 1940 Act since the original
Multiple Class Plan was adopted; and

         WHEREAS, the Issuers desire to offer additional classes of certain of such series of shares pursuant to Rule 18f-3; and

         WHEREAS, Rule 18f-3 requires that the Boards of Directors and Boards of
Trustees of the Issuers (collectively, the "Board"), adopt a written plan setting forth (1) the specific arrangement for shareholder services and the distribution of securities for each class, (2) the allocation of expenses for each class and (3) any related conversion features or exchange privileges; and

         WHEREAS, the Board, including a majority of the Independent
Directors/Trustees, as defined in Section 3d below, have determined that the following plan (the "Plan"), adopted pursuant to Rule 18f-3 under the 1940 Act, is in the best interests of each class individually and the Issuers as a whole;

         NOW, THEREFORE, the Issuers hereby adopt, on behalf of the Funds (as defined in Section 2a below), this Amended and Restated Multiple Class Plan, in accordance with Rule 18f-3 under the 1940 Act on the following terms and conditions:

Section 1.        Establishment of Plan

As required by Rule 18f-3 under the 1940 Act, this Plan describes the multiple class system for certain series of shares of the Issuers, including the separate class arrangements for shareholder services and/or distribution of shares, the method for allocating expenses to classes and any related conversion features or exchange privileges applicable to the classes. Upon the effective date of this
Plan, the Issuers elect to offer multiple classes of their shares, as described herein, pursuant to Rule 18f-3 and this Plan.

Section 2.        Features of the Classes

a.   Division into Classes. Each series of shares of the Issuers identified in
     SCHEDULE-A attached hereto, and each series of shares of any Issuer subsequently added to this Plan (collectively, the "Funds"), may offer one or more classes of shares: the Investor Class, the Institutional Class, the
     Advisor Class, the A Class, the B Class, the C Class and the C Class II.
     The classes that each Fund is authorized to issue pursuant to this Plan are set forth in SCHEDULE A. Shares of each class of a Fund shall represent an equal pro rata interest in such Fund, and generally, shall have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, and terms and conditions, except that: (A) each class shall have a different designation; (B) each class of shares shall bear any Class Expenses, as defined in Section 3d(3) below;
     (C) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its service arrangement; and (D)
     each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

b.   Management Fees.

     (1)  Investor Class Unified Fee. The Issuers of the Funds listed on
          SCHEDULE A are each party to a Management Agreement with American
          Century Investment Management, Inc. ("ACIM"), the Funds' investment adviser, for the provision of investment advisory and management services in exchange for a single, unified fee. Such Management
          Agreement and such unified fee applies to each Fund's Investor Class of shares.

     (2)  Institutional Class Unified Fee. The Issuers of the Funds listed on
          SCHEDULE A as being authorized to issue Institutional Class shares are each party to a Management Agreement with ACIM providing for a unified fee of 20 basis points less than the existing unified fee in place for the corresponding Investor Class of such Funds, as described in each
          Fund's current Investor Class prospectus or prospectus supplement.
          Institutional Class shares are available to large institutional shareholders, such as corporations and retirement plans and other pooled accounts that meet certain investment minimums established from time to time by ACIM. Institutional Class shares are not eligible for purchase by insurance companies, except in connection with a product for defined benefit plans not involving a group annuity contract.

     (3)  Advisor Class Unified Fee. The Issuers of the Funds listed on SCHEDULE
          A as being authorized to issue Advisor Class shares are each party to a Management Agreement with ACIM providing for a unified fee of 25 basis points less than the existing unified fee in place for the corresponding Investor Class of such Funds, as described in each
          Fund's current Investor Class prospectus or prospectus supplement. The
          Advisor Class is sold to employer-sponsored retirement plans
          (including participant directed plans), insurance companies, broker-dealers, banks and other financial intermediaries.

     (4)  A Class Unified Fee. The Issuers of the Funds listed on SCHEDULE A as being authorized to issue A Class shares shall enter into a Management
          Agreement with ACIM providing for a unified fee equal to the existing unified fee in place for the corresponding Investor Class of such funds, as described in each Fund's current Investor Class prospectus or prospectus supplement. The A Class is intended to be sold to and through broker-dealers, banks and other financial intermediaries.

     (5)  B Class Unified Fee. The Issuers of the Funds listed on SCHEDULE A as being authorized to issue B Class shares shall enter into a Management
          Agreement with ACIM providing for a unified fee equal to the existing unified fee in place for the corresponding Investor Class of such funds, as described in each Fund's current Investor Class prospectus or prospectus supplement. The B Class is intended to be sold to and through broker-dealers, banks and other financial intermediaries.

     (6)  C Class Unified Fee. The Issuers of the Funds listed on SCHEDULE A as being authorized to issue C Class shares are each party to a
          Management Agreement with ACIM providing for a unified fee equal to the existing unified fee in place for the corresponding Investor Class of such funds, as described in each Fund's current Investor Class prospectus or prospectus supplement. The C Class is intended to be sold to and through broker-dealers, banks and other financial intermediaries.

     (7)  C Class II Unified Fee. The Issuers of the Funds listed on SCHEDULE A as being authorized to issue C Class II shares shall enter into a
          Management Agreement with ACIM providing for a unified fee equal to the existing unified fee in place for the corresponding Investor Class of such funds, as described in each Fund's current Investor Class prospectus or prospectus supplement. The C Class II is intended to be sold to and through broker-dealers, banks and other financial intermediaries.

c.   Shareholder Services and Distribution Services.

     (1)  Advisor Class Distribution Plan. Shares of the Advisor Class of each
          Fund are offered subject to an Advisor Class Master Distribution and
          Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act
          (the "Advisor Class Plan") adopted by the Issuers effective September
          3, 1996. Advisor Class shares of each Fund shall pay ACIM, as paying agent for the Funds, for the expenses of shareholder and
          administrative services and distribution expenses incurred in connection with providing such services for shares of the Funds, as provided in the Advisor Class Plan, at an aggregate annual rate of
          .50% of the average daily net assets of such class; .25% for distribution expenses and .25% for shareholder and administrative services.

     (2)  A Class Distribution Plan. Shares of the A Class of each Fund are offered subject to an A Class Master Distribution and Individual
          Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act
          (the "A Class Plan") adopted by the Issuers effective May 1, 2001. A
          Class Shares of each Fund shall pay ACIM, as paying agent for the
          Funds, for the expenses of individual shareholder services and distribution expenses incurred in connection with providing such services for shares of the Funds, as provided in the A Class Plan, at an aggregate annual rate of .25% of the average daily net assets of such class.

     (3)  B Class Distribution Plan. Shares of the B Class of each Fund are offered subject to a B Class Master Distribution and Individual
          Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act
          (the "B Class Plan") adopted by the Issuers effective May 1, 2001. B
          Class Shares of each Fund shall pay ACIM, as paying agent for the
          Funds, for the expenses of individual shareholder services and distribution expenses incurred in connection with providing such services for shares of the Funds, as provided in the B Class Plan, at an aggregate annual rate of 1.00% of the average daily net assets of such class (.75% for distribution expenses and .25% for individual shareholder services).

     (4)  C Class Distribution Plan. Shares of the C Class of each Fund are offered subject to a C Class Master Distribution and Individual
          Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act
          (the "C Class Plan") adopted by the Issuers effective May 1, 2001. C
          Class Shares of each Fund shall pay ACIM, as paying agent for the
          Funds, for the expenses of individual shareholder services and distribution expenses incurred in connection with providing such services for shares of the Funds, as provided in the C Class Plan, at an aggregate annual rate of: (A) for equity funds, 1.00% of the average daily net assets of such class (.75% for distribution expenses and .25% for individual shareholder services); and (B) for fixed income funds, .75% of the average daily net assets of such class (.50%
          for distribution expenses and .25% for individual shareholder services).

     (5)  C Class II Distribution Plan. Shares of the C Class of each Fund are offered subject to a C Class II Master Distribution and Individual
          Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act
          (the "C Class II Plan") adopted by the Issuers effective May 1, 2001.
          C Class Shares of each Fund shall pay ACIM, as paying agent for the
          Funds, for the expenses of individual shareholder services and distribution expenses incurred in connection with providing such services for shares of the Funds, as provided in the C Class II Plan, at an aggregate annual rate of: (A) for equity funds, 1.00% of the average daily net assets of such class (.75% for distribution expenses and .25% for individual shareholder services); and (B) for fixed income funds, .75% of the average daily net assets of such class (.50%
          for distribution expenses and .25% for individual shareholder services).

     (6)  Definition of Services. Under the Advisor, A, B, C and C Class II
          Plans, "distribution expenses" include, but are not limited to expenses incurred in connection with (A) payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell C Class II shares pursuant to Selling
          Agreements; (B) compensation to employees of Distributor who engage in or support distribution of the Fund's C Class II shares; (C)
          compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (D) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (E) the preparation, printing and distribution of sales literature and advertising materials provided to the Funds'
          shareholders and prospective shareholders; (F) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (G) the providing of facilities to answer questions from prospective investors about Fund shares; (H) complying with federal and state securities laws pertaining to the sale of Fund Shares; (I)
          assisting investors in completing application forms and selecting dividend and other account options; (J) the providing of other reasonable assistance in connection with the distribution of Fund shares; (K) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (L) profit on the foregoing; (M) the payment of "service fees", as contemplated by the Rules of Fair Practice of the National
          Association of Securities Dealers; and (N) such other distribution and services activities as the Issuers determine may be paid for by the
          Issuers pursuant to the terms of this Agreement and in accordance with
          Rule 12b-1 of the 1940 Act.

          Under the Advisor Class Plan, shareholder and administrative service activities may include: (A) receiving, aggregating and processing purchase, exchange and redemption request from beneficial owners of
          Advisor Class shares (including contract owners of insurance products that utilize the Funds as underlying investment media) and placing purchase, exchange and redemption orders with the Funds' distributor and/or transfer agent; (B) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (C) processing dividend payments from a
          Fund on behalf of shareholders and assisting shareholders in changing dividend options, account designations and addresses; (D) providing and maintaining elective services such as check writing and wire transfer services; (E) acting as sole shareholder of record and nominee for beneficial owners; (F) maintaining account records for shareholders; (G) issuing confirmations of transactions; (H) providing subaccounting with respect to shares beneficially owned by customers or providing the information to a Fund as necessary for such subaccounting; (I) creating and forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders and/or other beneficial owners; and (J)
          providing other similar administrative and sub-transfer agency services.

          Under the A, B, C and C Class II Plans, individual shareholder activities may include, but are not limited to: (A) individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals; (B) the creation of investment models and asset allocation models for use by the shareholder in selecting appropriate Funds; (C) proprietary research about investment choices and the market in general; (D) periodic rebalancing of shareholder accounts to ensure compliance with the selected asset allocation; (E) consolidation of shareholder accounts in one place; and (F) other individual services.

d.   Additional Features.

     (1)  Front-end Loads. A Class and C Class II shares shall be subject to a front-end sales charge in the circumstances and pursuant to the schedules set forth in each Fund's then-current prospectus.

     (2)  Contingent Deferred Sales Charges. A, B, C and C Class II shares shall be subject to a contingent deferred sales charge in the circumstances and pursuant to the schedules as set forth in each Fund's then-current prospectus.

     (3)  B Class Conversion. B Class shares will automatically convert to A
          Class shares of the same Fund at the end of a specified number of years after the initial purchase date of the B Class shares, in accordance with the provisions set forth in each Fund's then-current prospectus.

Section 3.        Allocation of Income and Expenses

a.   Daily Dividend Funds. Funds that declare distributions of net investment income daily to maintain the same net asset value per share in each class
     ("Daily Dividend Funds") will allocate gross income and expenses (other than Class Expenses, as defined below) to each class on the basis of
     "relative net assets (settled shares)". Realized and unrealized capital gains and losses will be allocated to each class on the basis of relative net assets. "Relative net assets (settled shares)," for this purpose, are net assets valued in accordance with generally accepted accounting principles but excluding the value of subscriptions receivable, in relation to the net assets of the particular Daily Dividend Fund. Expenses to be so allocated include Issuer Expenses and Fund Expenses, each as defined below.

b.   Non-Daily Dividend Funds. The gross income, realized and unrealized capital gains and losses and expenses (other than Class Expenses) of each Fund, other than the Daily Dividend Funds, shall be allocated to each class on the basis of its net asset value relative to the net asset value of the
     Fund. Expenses to be so allocated also include Issuer Expenses and Fund
     Expenses.

c.   Apportionment of Certain Expenses. Expenses of a Fund shall be apportioned to each class of shares depending on the nature of the expense item. Issuer
     Expenses and Fund Expenses will be allocated among the classes of shares pro rata based on their relative net asset values in relation to the net asset value of all outstanding shares in the Fund. Approved Class Expenses shall be allocated to the particular class to which they are attributable.
     In addition, certain expenses may be allocated differently if their method of imposition changes. Thus, if a Class Expense can no longer be attributed to a class, it shall be charged to a Fund for allocation among classes, as determined by ACIM.

d.   Definitions.

     (1)  Issuer Expenses. "Issuer Expenses" include expenses of an Issuer that are not attributable to a particular Fund or class of a Fund. Issuer
          Expenses include fees and expenses of those Directors/Trustees who are not "interested persons" as defined in the 1940 Act ("Independent
          Directors"), including counsel fees for the Independent Directors, and certain extraordinary expenses of the Issuer that are not attributable to a particular Fund or class of a Fund.

     (2)  Fund Expenses. "Fund Expenses" include expenses of an Issuer that are attributable to a particular fund but are not attributable to a particular class of the Fund. Fund Expenses include (i) interest expenses, (ii) taxes, (iii) brokerage expenses, and (iv) certain extraordinary expenses of a Fund that are not attributable to a particular class of a Fund.

     (3)  Class Expenses. "Class Expenses" are expenses that are attributable to a particular class of a Fund and shall be limited to: (i) applicable unified fee; (ii) payments made pursuant to the Advisor Class Plan;
          (iii) payments made pursuant to the C Class Plan; and (iv) certain extraordinary expenses of an Issuer or Fund that are attributable to a particular class of a Fund.

     (4)  Extraordinary Expenses. "Extraordinary expenses" shall be allocated as an Issuer Expense, a Fund Expense or a Class Expense in such manner and utilizing such methodology as ACIM shall reasonably determine, which determination shall be subject to ratification or approval of the Board and shall be consistent with applicable legal principles and requirements under the 1940 Act and the Internal Revenue Code, as amended. ACIM shall report to the Board quarterly regarding those extraordinary expenses that have been allocated as Class Expenses. Any such allocations shall be reviewed by, and subject to the approval of, the Board.

Section 4.        Exchange Privileges

Subject to the restrictions and conditions set forth in the Funds' prospectuses, shareholders may (i) exchange shares of one class of a Fund for shares of the same class of another Fund, (ii) exchange Investor Class shares for shares of any fund within the American Century family of funds that only offers a single class of shares (a "Single Class Fund"), and (iii) exchange shares of any Single
Class Fund for Investor Class shares of another Fund, provided that the amount to be exchanged meets the applicable minimum investment requirements and the shares to be acquired in the exchange are qualified for sale in the stockholder's state of residence.

Section 5.        Conversion Features

Conversions from one class of shares into another class of shares are not permitted; provided, however, that if a shareholder of a particular class is no longer eligible to own shares of that class, upon prior notice to such shareholder, those shares will be converted to shares of the same Fund but of another class in which such shareholder is eligible to invest. Similarly, if a shareholder becomes eligible to invest in shares of another class that has lower expenses than the class in which such shareholder is invested, such shareholder may be eligible to convert into shares of the same Fund but of the class with the lower expenses.

Section 6.        Quarterly and Annual Reports

The Board shall receive quarterly and annual reports concerning all allocated
Class Expenses and distribution and servicing expenditures complying with paragraph (b)(3)(ii) of Rule 12b-1, as it may be amended from time to time. In the reports, only expenditures properly attributable to the sale or servicing of a particular class of shares will be used to justify any distribution or servicing fee or other expenses charged to that class. Expenditures not related to the sale or servicing of a particular class shall not be presented to the
Board to justify any fee attributable to that class. The reports, including the allocations upon which they are based, shall be subject to the review and approval of the Independent Directors of the Issuers who have no direct or indirect financial interest in the operation of this Plan in the exercise of their fiduciary duties.

Section 7.        Waiver or Reimbursement of Expenses

Expenses may be waived or reimbursed by any adviser to the Issuers, by the
Issuers' underwriter or by any other provider of services to the Issuers without the prior approval of the Board, provided that the fee is waived or reimbursed to all shares of a particular Fund in proportion to their relative average daily net asset values.

Section 8.        Effectiveness of Plan

Upon receipt of approval by votes of a majority of both (a) the Board and (b)
the Independent Directors, this Plan shall become effective September 3, 2002.

Section 9.        Material Modifications

This Plan may not be amended to modify materially its terms unless such amendment is approved in the manner provided for initial approval in Section 8 herein; provided; however; that a new Fund may be added by any Issuer upon approval by that Issuer's Board by executing a new Schedule A to this Plan.

         IN WITNESS WHEREOF, the Issuers have adopted this Multiple Class Plan as of September 3, 2002.

                                 AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                 MUNICIPAL FUNDS
                                 AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                 AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                 AMERICAN CENTURY INVESTMENT TRUST
                                 AMERICAN CENTURY MUNICIPAL TRUST
                                 AMERICAN CENTURY TARGET MATURITIES TRUST
                                 AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                 AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                                 AMERICAN CENTURY MUTUAL FUNDS, INC.
                                 AMERICAN CENTURY STRATEGIC ASSET
                                 ALLOCATIONS, INC.
                                 AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                                 By:     /s/Charles A. Etherington
                                 Name:   Charles A. Etherington
                                 Title:  Vice President

                                                    SCHEDULE A

                                Companies and Funds Covered by this Multiclass Plan
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
                                                             Investor    Institu-     Advisor      A       B        C     C Class II
                 Fixed Income Funds                           Class       tional       Class     Class   Class    Class
                                                                           Class
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
American Century California Tax-Free and Municipal Funds
*        California High-Yield Municipal
*        California Tax-Free Money Market Fund                 Yes          No          No        Yes     Yes      Yes        Yes
*        California Intermediate-Term Tax-Free                 Yes          No          No        No       No      No         No
*        California Long-Term Tax-Free                         Yes          No          No        No       No      Yes        No
*        California Limited-Term Tax-Free Fund                 Yes          No          No        No       No      Yes        No
                                                               Yes          No          No        No       No      No         No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
American Century Government Income Trust
*        Ginnie Mae Fund
*        Government Agency Money Market Fund                   Yes          No          Yes       No       No      Yes        No
*        Government Bond Fund                                  Yes          No          Yes       No       No      No         No
*        Short-Term Government Fund                            Yes          No          Yes       No       No      No         No
*        Capital Preservation Fund                             Yes          No          Yes       No       No      No         No
*        Inflation-Adjusted Bond Fund                          Yes          No          No        No       No      No         No
                                                               Yes          Yes         Yes       No       No      No         No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
American Century International Bond Funds
*        International Bond Fund
                                                               Yes          No          Yes       No       No      No         No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
American Century Investment Trust
*        Diversified Bond Fund                                 Yes          Yes         Yes       Yes     Yes      Yes       Yes
*        Premium Money Market Fund                             Yes          No          No        No       No      No        No
*        Prime Money Market Fund                               Yes          No          Yes       Yes     Yes      Yes       Yes
*        High-Yield Fund                                       Yes          No          Yes       Yes     Yes      Yes       Yes
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
American Century Municipal Trust
*        Arizona Municipal Bond Fund                           Yes          No          No        No       No      Yes        No
*        Florida Municipal Bond Fund                           Yes          No          No        No       No      Yes        No
*        High-Yield Municipal Fund                             Yes          No          No        Yes      Yes     Yes        Yes
*        Tax-Free Bond Fund                                    Yes          No          No        No       No      Yes        No
*        Tax-Free Money Market Fund                            Yes          No          No        No       No      No         No
*        Florida Municipal Money Market Fund                   Yes          No          No        No       No      No         No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
American Century Target Maturities Trust
*        Target 2005 Fund
*        Target 2010 Fund                                      Yes          No          Yes       No       No      No         No
*        Target 2015 Fund                                      Yes          No          Yes       No       No      No         No
*        Target 2020 Fund                                      Yes          No          Yes       No       No      No         No
*        Target 2025 Fund                                      Yes          No          Yes       No       No      No         No
*        Target 2030 Fund                                      Yes          No          Yes       No       No      No         No
                                                               Yes          No          Yes       No       No      Yes        No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------

----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
                                                             Investor    Institu-     Advisor      A       B        C     C Class II
                       Equity Funds                           Class       tional       Class     Class   Class    Class
                                                                           Class
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
American Century Quantitative Equity Funds
*        Equity Growth Fund
*        Income & Growth Fund                                  Yes          Yes         Yes       No       No      Yes        No
*        Global Gold Fund                                      Yes          Yes         Yes       No       No      Yes        No
*        Small Cap Quantitative Fund                           Yes          No          Yes       No       No      No         No
*        Utilities Fund                                        Yes          Yes         Yes       No       No      No         No
*        Global Natural Resources Fund                         Yes          No          Yes       No       No      No         No
                                                               Yes          No          Yes       No       No      No         No
-----------------------------------------------------------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
American Century Capital Portfolios, Inc.
*        Equity Income Fund
*        Value Fund                                            Yes          Yes         Yes       No       No      Yes        No
*        Real Estate Fund                                      Yes          Yes         Yes       Yes     Yes      Yes        Yes
*        Small Cap Value Fund                                  Yes          Yes         Yes       No       No      No         No
*        Equity Index Fund                                     Yes          Yes         Yes       No       No      Yes        No
*        Large Company Value Fund                              Yes          Yes         No        No       No      No         No
                                                               Yes          Yes         Yes       Yes      Yes     Yes        Yes
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
American Century Mutual Funds, Inc.
*        Balanced Fund                                         Yes          Yes         Yes       No       No      No         No
*        Growth Fund                                           Yes          Yes         Yes       No       No      Yes        No
*        Heritage Fund                                         Yes          Yes         Yes       No       No      Yes        No
*        Select Fund                                           Yes          Yes         Yes       Yes      Yes     Yes        Yes
*        Ultra Fund                                            Yes          Yes         Yes       No       No      Yes        No
*        Veedot Fund                                           Yes          Yes         Yes       No       No      No         No
*        Vista Fund                                            Yes          Yes         Yes       No       No      Yes        No
*        Giftrust Fund                                         Yes          No          No        No       No      No         No
*        New Opportunities Fund                                Yes          No          No        No       No      No         No
*        Tax-Managed Value Fund                                Yes          Yes         Yes       No       No      No         No
*        Veedot Large-Cap Fund                                 Yes          Yes         Yes       No       No      No         No
*        New Opportunities II Fund                             Yes          Yes         No        Yes      Yes     Yes        Yes
*        Large Company Growth Fund                             Yes          Yes         Yes       Yes      Yes     Yes        No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
American Century Strategic Asset Allocations, Inc.
*        Strategic Allocation: Aggressive Fund
*        Strategic Allocation: Conservative Fund               Yes          Yes         Yes       No       No      Yes        No
*        Strategic Allocation: Moderate Fund                   Yes          Yes         Yes       No       No      No         No
                                                               Yes          Yes         Yes       No       No      Yes        No

----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
                                                             Investor    Institu-     Advisor      A       B        C     C Class II
                       Equity Funds                           Class       tional       Class     Class   Class    Class
                                                                           Class
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
American Century World Mutual Funds, Inc.
*        Emerging Markets Fund
*        Global Growth Fund                                    Yes          Yes         Yes       No       No      Yes        No
*        International Growth Fund                             Yes          Yes         Yes       No       No      Yes        No
*        International Discovery Fund                          Yes          Yes         Yes       Yes      Yes     Yes        Yes
*        Life Sciences Fund                                    Yes          Yes         Yes       No       No      No         No
*        Technology Fund                                       Yes          Yes         Yes       No       No      Yes        No
*        International Opportunities Fund                      Yes          Yes         Yes       No       No      Yes        No
*        European Growth Fund                                  Yes          Yes         No        No       No      No         No
                                                               Yes          Yes         Yes       No       No      Yes        No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------

         By:     /s/David C. Tucker
         Name:   David C. Tucker
         Title:  Senior Vice President
         Date:   September 3, 2002